ANDERSON COMPUTERS/TIDALWAVE CORP.
                   1831 N.E. 45th STREET
               FT. LAUDERDALE, FLORIDA 33308
<P>
June 22, 1999
<P>
Citizens Title Services, Inc.
210 University Dr., #208
Coral Springs, Florida 33071
<P>
     RE:     Purchase agreement between Anderson
              Computers/Tidalwave Corp.
              And Citizens title Services, Inc.
<P>
Dear Mr. Joseph P. Andy:
<P>
This letter confirms the purchase by the undersigned, Anderson Computers/Tidalwave Corp., or any designee thereof, in either case, ("Purchaser") of four point nine (4.9%) of the issued and outstanding stock ("the Stock") of Citizens Title Services, Inc. ("Seller").
<P>
Purchaser purchases the Stock based on the following terms
and conditions:
* Purchaser shall tender a combination of its common stock and/or common stock warrants to the shareholders of the Seller equal in value to four point nine (4.9%) percent of Sellers common stock in an amount equal to $297,717 and based on the following formula. The purchase price $297,717 shall consist of common stock and/or common stock warrants in an amount equal to one fourth (in contemplation of a 4 to 1 reverse split, if reverse split should not happen or a reverse split of another denomination, stock will be adjusted accordingly) of the purchase price divided by the average daily trading price of the common stock of Purchaser as it is quoted on the OTC Electronic Bulletin Board for the thirty (30) trading day period to the closing date herein. At the signing of this agreement the thirty (3) day average daily trading price is $0.61. Seller shall receive $488,000 shares or warrants of Purchaser. Such shares shall be "restricted" in accordance with Rule 144 or upon the effectiveness of Purchasers registration statement. Mr. Andy hereby agrees that upon such restriction being removed from the share certificate, he shall not be able to sell more than 100,000 shares per month.
<P>
Further, both parties agree to personally pay their own legal, accounting and other related fees for this transaction.
<P>
If the foregoing meets with your approval, please sign two copies of this letter and return one to the undersigned.
<P>
Very truly yours,
<P>
Anderson Computers/Tidalwave Corp.
<P>
By: /s/ Leon Kline
-----------------------
        Leon Kline
        President
<P>
ACCEPTED AND AGREED TO
this 22nd day of June, 1999
<P>
By: /s/ Joseph P. Andy
------------------------
        Joseph P. Andy
        President
<P>
            ANDERSON COMPUTERS/TIDALWAVE CORP.
                  1831 N.E. 45th STREET
              FT. LAUDERDALE, FLORIDA 33308
<P>
October 27, 1999
<P>
Citizens Title Services, Inc.
210 University Dr., #208
Coral Springs, Florida 33071
<P>
     RE:     Purchase agreement between Anderson
              Computers/Tidalwave Corp.
              And Citizens title Services, Inc.
<P>
Dear Mr. Joseph P. Andy:
<P>
This letter confirms the purchase by the undersigned, Anderson Computers/Tidalwave Corp., or any designee thereof, in either case, ("Purchaser") of five point one (5.1%) percent of the issued and outstanding stock ("the Stock") of Citizens Title Services, Inc. ("Seller").
<P>
Purchaser purchases the Stock based on the following terms
and conditions:
<P>
* Purchaser shall tender a combination of its common stock and/or common stock warrants to the shareholders of the Seller equal in value to five point one (5.1%) percent of Sellers common stock in an amount equal to $299,677 and based on the following formula. The purchase price $299,677 shall consist of common stock and/or common stock warrants and cash equal to the purchase price subtracting any cash and then dividing by the average daily trading price of the common stock of Purchaser as it is quoted on the National Quotation Bureau LLC (NQB) "Pink Sheets" for the thirty
(30) trading day period to the closing date herein. At the signing of this agreement the thirty (3) day average daily trading price is $0.193. Seller shall receive $1,526,824 shares and/or warrants of Purchaser and $5,000.00 cash.
Such shares shall be "restricted" in accordance with Rule 144 or upon the effectiveness of Purchasers registration statement. Mr. Andy hereby agrees that upon such restriction being removed from the share certificate, he shall not be able to sell more than 100,000 shares per month.
<P>
Further, both parties agree to personally pay their own legal, accounting and other related fees for this transaction.
<P>
If the foregoing meets with your approval, please sign two copies of this letter and return one to the undersigned.
<P>
Very truly yours,
<P>
Anderson Computers/Tidalwave Corp.
<P>
By: /s/ Leon Kline
--------------------------
        Leon Kline
        President
<P>
ACCEPTED AND AGREED TO
this 29th day of October, 1999
<P>
By: /s/ Joseph P. Andy
--------------------------
        Joseph P. Andy
        President
<P>
           ANDERSON COMPUTERS/TIDALWAVE CORP.
                  1831 N.E. 45th STREET
           FT. LAUDERDALE, FLORIDA 33308
<P>
January 5, 2000
<P>
Citizens Title Services, Inc.
210 University Dr., #208
Coral Springs, Florida 33071
<P>
     RE:     Amendment to the October 27,1999 Purchase
             agreement between Anderson Computers/Tidalwave
             Corp. and Citizens title Services, Inc.
<P>
Dear Mr. Andy:
<P>
This letter hereby confirms the amendment to the October 27, 1999 Purchase Agreement with respect to the $5,000 dollars given to Citizens Title Services, Inc.
<P>
* In return for the $5,000 dollars Anderson Computers/Tidalwave Corp. agrees to tender to Citizens Title Services, Inc. 25,907 shares of its common stock to the shareholders of Citizens title Services, Inc. at the average daily trading prices at the time of October 27, 1999 Purchase Agreement of $0.193.
<P>
If the foregoing meets with your approval, please sign two copies of this letter and return one to the undersigned.
<P>
Very truly yours,
<P>
Anderson Computers/Tidalwave Corp.
<P>
By: /s/ Leon Kline
------------------------
        Leon Kline
        President
<P>
ACCEPTED AND AGREED TO
this  day of January, 2000
<P>
By: /s/ Joseph P. Andy
-------------------------
        Joseph P. Andy
        President